UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2020

Date of reporting period:	January 1, 2020 — December 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Putnam VT High Yield Fund

Annual report
12 | 31 | 20

Message from the Trustees

February 8, 2021

Dear Shareholder:

The world welcomed 2021 with high hopes for improvement in the global economy and public health. Although COVID-19 infections have reached new levels, distribution of vaccines is underway, boosting optimism about a return to normal in the not-too-distant future. In the United States, new proposals to rebuild the economy are anticipated from the Biden administration. The stock and bond markets started the year in good shape, indicating that investors are willing to look beyond current challenges and see the potential for renewed economic growth.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/20)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2020

Class IA: $6.30	Class IB: $6.23

Total return at net asset value

			JPMorgan
			Developed
(as of 12/31/20)	Class IA shares*	Class IB shares†	High Yield Index‡
1 year	5.50%	5.21%	5.34%
5 years	44.49	42.72	50.21
Annualized	7.64	7.37	8.48
10 years	78.91	74.66	95.81
Annualized	5.99	5.73	6.95
Life	951.07	882.89	—
Annualized	7.41	7.19	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund	1

Report from your fund’s managers

How did high-yield bonds perform during the 12-month reporting period ended December 31, 2020?

The year began on a positive note but sharply deteriorated in March when concerns about the COVID-19 virus sparked a global sell-off in risk assets. The pandemic quickly deteriorated into an economic crisis that led to unprecedented measures from governments and central banks. Also, a poorly timed dispute between Russia and Saudi Arabia over oil production levels pushed crude oil levels lower until the end of April, adding momentum to the sell-off.

High yield began to recover in late March and April on stimulus hopes. The recovery continued for the balance of the year, despite bouts of market volatility, due to easing of lockdowns, a rising stock market, and positive news on vaccine developments.

How did Putnam VT High Yield Fund perform in this environment?

For the 12-month reporting period, the fund’s class IA shares rose 5.50%, outperforming the fund’s benchmark, the JPMorgan Developed High Yield Index, which returned 5.34%.

What factors had the biggest influence on the fund’s performance relative to the benchmark during the period?

With regard to credit exposure, overweight exposure and security selection within BBB-rated bonds contributed to performance, while underweight positioning and security selection within B-rated bonds detracted from results. At the sector level, underweight exposure and security selection within energy, plus overweight positioning and security selection within telecommunications, cable and satellite, and utilities, were top contributors to relative returns. On the other hand, underweight exposure and security selection within gaming, lodging & leisure; automotive; and food & beverage were the largest detractors from relative performance.

In terms of individual holdings, avoiding the underperforming Chesapeake Energy and Callon Petroleum was among the top contributors to relative returns. Energy sold off sharply during the first quarter of 2020 as pandemic fears rose, weighing on the sector despite some recovery in the second half of the year. However, overweight exposure to energy names like Nabor Industries, Transocean, and Denbury were the largest detractors from relative returns due to the sector’s weakness. Overweight positioning to Sprint Communications aided relative returns.

What is your outlook for the coming months?

As 2021 begins, the outlook for the high-yield market is still somewhat influenced by the current global health crisis, in our view. That said, we remain constructive on medium-term fundamentals, supply/demand technicals, and what we view as relatively attractive valuations. Regarding fundamentals, we are focused on sectors that we believe are more susceptible to COVID-19, the health of balance sheet and liquidity metrics, as well as downgrade or default risk. The U.S. high-yield default rate closed 2020 at 6.76%, fueled by defaults among energy issuers. Regarding technicals, 2020 new issuance of $449.9 billion surpassed 2013’s historical peak of $398.5 billion. On the demand side, high-yield mutual fund inflows totaled $44.3 billion in 2020.

From a valuation standpoint, we believe spreads still look relatively attractive despite tightening from March’s extremely wide level and, more recently, on vaccine news. Despite the spread tightening, we think the market’s yield and overall total return potential are attractive in the face of much lower global yields. Risks to our moderately constructive outlook include COVID-19, commodity price volatility, policy missteps from global central banks, and heightened geopolitical tension.

How have you positioned the fund in light of this outlook?

During the reporting period, we reduced risk in the portfolio by maintaining an overweight allocation to higher quality split-BBB and BB-rated bonds and relatively neutral positioning to CCC-rated credits, in each case relative to the benchmark.

At the industry level, we favored housing, cable & satellite, diversified media, and broadcasting. Additionally, we had a lower-than benchmark exposure to the automotive; food & beverages; energy; and gaming, lodging & leisure sectors.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments). Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

2	Putnam VT High Yield Fund

Your fund’s managers

Portfolio Manager Paul D. Scanlon, CFA, is Co-Head of Corporate and Tax-exempt Credit. He joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, Norman P. Boucher and Robert L. Salvin are Portfolio Managers of the fund.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/20 to 12/31/20. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/19	0.73%	0.98%
Annualized expense ratio for the six-month
period ended 12/31/20*	0.72%	0.97%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/20		ended 12/31/20
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.81	$5.13	$3.66	$4.93
Ending value
(after
expenses)	$1,107.20	$1,104.60	$1,021.52	$1,020.26

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/20. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT High Yield Fund	3

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT High Yield Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

4	Putnam VT High Yield Fund

The fund’s portfolio 12/31/20

CORPORATE BONDS AND NOTES (87.0%)*	Principal amount	Value

Advertising and marketing services (0.9%)
Clear Channel Outdoor Holdings, Inc. 144A
company guaranty sr. notes 5.125%, 8/15/27	$200,000	$202,000
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. notes 9.25%, 2/15/24	191,000	193,388
Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.625%, 2/15/24	140,000	141,575
Outfront Media Capital, LLC/Outfront Media
Capital Corp. 144A company guaranty sr. unsec.
notes 6.25%, 6/15/25	200,000	211,000
Outfront Media Capital, LLC/Outfront Media
Capital Corp. 144A sr. unsec. bonds 4.625%,
3/15/30	95,000	97,103
Terrier Media Buyer, Inc. 144A company
guaranty sr. unsec. notes 8.875%, 12/15/27	680,000	749,700
		1,594,766
Automotive (1.9%)
Ford Motor Co. sr. unsec. unsub. notes 9.00%,
4/22/25	405,000	496,534
Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 5.125%, 6/16/25	215,000	233,770
Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 5.113%, 5/3/29	320,000	356,384
Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 4.271%, 1/9/27	270,000	284,850
Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 4.00%, 11/13/30	735,000	771,750
General Motors Co. sr. unsec. notes 6.125%,
10/1/25	230,000	278,983
Navistar International Corp. 144A sr. unsec.
notes 6.625%, 11/1/25	395,000	413,822
PM General Purchaser, LLC 144A sr. notes 9.50%,
10/1/28	475,000	526,063
		3,362,156
Basic materials (9.6%)
Allegheny Technologies, Inc. sr. unsec.
sub. notes 5.875%, 12/1/27	30,000	31,575
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 7.875%, 8/15/23	320,000	349,200
ArcelorMittal SA sr. unsec. unsub. notes 7.25%,
10/15/39 (France)	470,000	648,600
Atotech Alpha 2 BV 144A sr. unsec. notes 8.75%,
6/1/23 (Netherlands) ‡‡	224,459	225,909
Atotech Alpha 3 BV/Alpha US Bidco, Inc. 144A
company guaranty sr. unsec. notes 6.25%, 2/1/25
(Netherlands)	400,000	406,000
Axalta Coating Systems, LLC 144A company
guaranty sr. unsec. notes 3.375%, 2/15/29	345,000	345,000
Axalta Coating Systems, LLC/Axalta Coating
Systems Dutch Holding B BV 144A company
guaranty sr. unsec. notes 4.75%, 6/15/27	150,000	159,563
Beacon Roofing Supply, Inc. 144A company
guaranty sr. notes 4.50%, 11/15/26	220,000	230,450
Beacon Roofing Supply, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 11/1/25	345,000	353,194
Big River Steel, LLC/BRS Finance Corp. 144A
sr. notes 6.625%, 1/31/29	320,000	345,600
BMC East, LLC 144A company
guaranty sr. notes 5.50%, 10/1/24	515,000	529,163
Boise Cascade Co. 144A company
guaranty sr. unsec. notes 4.875%, 7/1/30	245,000	265,213

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Basic materials cont.
Builders FirstSource, Inc. 144A sr. notes 6.75%,
6/1/27	$262,000	$284,194
BWAY Holding Co. 144A sr. unsec. notes 7.25%,
4/15/25	250,000	252,500
Cemex SAB de CV 144A company
guaranty sr. notes 7.375%, 6/5/27 (Mexico)	200,000	227,600
Cemex SAB de CV 144A company
guaranty sr. notes 5.45%, 11/19/29 (Mexico)	225,000	247,502
Cemex SAB de CV 144A company
guaranty sr. sub. notes 5.70%, 1/11/25 (Mexico)	200,000	204,400
CF Industries, Inc. company guaranty sr. unsec.
bonds 4.95%, 6/1/43	455,000	557,375
Clearwater Paper Corp. 144A company
guaranty sr. unsec. notes 4.75%, 8/15/28	150,000	155,250
Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 6.75%, 12/1/27	310,000	335,575
Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 7/15/24	270,000	280,800
Constellium NV 144A company guaranty sr. unsec.
notes 5.875%, 2/15/26 (France)	250,000	256,375
Constellium NV 144A company guaranty sr. unsec.
notes 5.75%, 5/15/24 (France)	315,000	320,119
Constellium NV 144A sr. unsec. notes 6.625%,
3/1/25 (France)	250,000	255,550
Core & Main LP 144A sr. unsec. notes 6.125%,
8/15/25	70,000	72,363
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%,
12/1/28	160,000	166,400
First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)	200,000	208,250
First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 6.875%, 3/1/26
(Canada)	360,000	375,300
Freeport-McMoRan, Inc. company
guaranty sr. unsec. bonds 4.625%, 8/1/30
(Indonesia)	165,000	181,088
Freeport-McMoRan, Inc. company
guaranty sr. unsec. notes 4.375%, 8/1/28
(Indonesia)	280,000	297,500
Freeport-McMoRan, Inc. company
guaranty sr. unsec. unsub. notes 5.45%, 3/15/43
(Indonesia)	280,000	348,600
GCP Applied Technologies, Inc. 144A sr. unsec.
notes 5.50%, 4/15/26	285,000	293,550
GrafTech Finance, Inc. 144A company
guaranty sr. notes 4.625%, 12/15/28	85,000	85,956
Graphic Packaging International, LLC 144A company
guaranty sr. unsec. notes 3.50%, 3/1/29	205,000	209,613
Greif, Inc. 144A company guaranty sr. unsec.
notes 6.50%, 3/1/27	360,000	380,700
HudBay Minerals, Inc. 144A company
guaranty sr. unsec. notes 7.625%, 1/15/25
(Canada)	355,000	368,756
HudBay Minerals, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/1/29
(Canada)	80,000	86,200
Ingevity Corp. 144A company guaranty sr. unsec.
notes 3.875%, 11/1/28	260,000	260,650
Intelligent Packaging Holdco Issuer LP 144A
sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	240,000	237,600

Putnam VT High Yield Fund	5

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Basic materials cont.
Intelligent Packaging, Ltd.,
Finco, Inc./Intelligent Packaging Ltd Co-Issuer,
LL 144A sr. notes 6.00%, 9/15/28 (Canada)	$270,000	$277,425
James Hardie International Finance DAC 144A
sr. unsec. bonds 5.00%, 1/15/28 (Ireland)	200,000	212,434
Kraton Polymers, LLC 144A company
guaranty sr. unsec. notes 4.25%, 12/15/25	220,000	224,422
Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 4.875%, 9/15/24	180,000	184,500
Mauser Packaging Solutions Holding Co. 144A
sr. notes 8.50%, 4/15/24	100,000	104,500
Mauser Packaging Solutions Holding Co. 144A
sr. notes 5.50%, 4/15/24	90,000	91,776
Mercer International, Inc. sr. unsec.
notes 7.375%, 1/15/25 (Canada)	45,000	46,829
Mercer International, Inc. sr. unsec.
notes 6.50%, 2/1/24 (Canada)	155,000	157,131
Mercer International, Inc. sr. unsec.
notes 5.50%, 1/15/26 (Canada)	330,000	335,981
Novelis Corp. 144A company guaranty sr. unsec.
bonds 5.875%, 9/30/26	650,000	679,250
Novelis Corp. 144A company guaranty sr. unsec.
notes 4.75%, 1/30/30	215,000	231,633
Rayonier AM Products, Inc. 144A company
guaranty sr. notes 7.625%, 1/15/26	40,000	41,710
Smurfit Kappa Treasury Funding DAC company
guaranty sr. unsec. unsub. notes 7.50%, 11/20/25
(Ireland)	565,000	692,831
Starfruit Finco BV/Starfruit US Holdco, LLC 144A
sr. unsec. notes 8.00%, 10/1/26 (Netherlands)	150,000	159,938
Syngenta Finance NV 144A company
guaranty sr. unsec. unsub. notes 5.182%, 4/24/28
(Switzerland)	390,000	418,146
Syngenta Finance NV 144A company
guaranty sr. unsec. unsub. notes 4.892%, 4/24/25
(Switzerland)	390,000	418,570
TMS International Holding Corp. 144A sr. unsec.
notes 7.25%, 8/15/25	265,000	268,975
TopBuild Corp. 144A company guaranty sr. unsec.
notes 5.625%, 5/1/26	265,000	274,606
Tronox Finance PLC 144A company
guaranty sr. unsec. notes 5.75%, 10/1/25
(United Kingdom)	305,000	316,438
Tronox, Inc. 144A company
guaranty sr. notes 6.50%, 5/1/25	45,000	48,150
U.S. Concrete, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 6/1/24	61,000	62,525
U.S. Concrete, Inc. 144A company
guaranty sr. unsec. notes 5.125%, 3/1/29	130,000	133,900
Univar Solutions USA, Inc. 144A company
guaranty sr. unsec. notes 5.125%, 12/1/27	505,000	533,406
W.R. Grace & Co.-Conn. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/24	245,000	264,294
W.R. Grace & Co.-Conn. 144A company
guaranty sr. unsec. notes 4.875%, 6/15/27	235,000	249,222
		17,267,825
Broadcasting (3.7%)
Diamond Sports Group, LLC/Diamond Sports
Finance Co. 144A sr. notes 5.375%, 8/15/26	345,000	280,313
Diamond Sports Group, LLC/Diamond Sports
Finance Co. 144A sr. unsec. notes 6.625%,
8/15/27	720,000	435,600

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Broadcasting cont.
Entercom Media Corp. 144A company
guaranty notes 6.50%, 5/1/27	$260,000	$264,225
Entercom Media Corp. 144A company
guaranty sr. unsec. notes 7.25%, 11/1/24	370,000	369,075
Gray Television, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 10/15/30	160,000	163,000
Gray Television, Inc. 144A sr. unsec.
notes 7.00%, 5/15/27	545,000	596,775
iHeartCommunications, Inc. company
guaranty sr. notes 6.375%, 5/1/26	160,000	171,200
iHeartCommunications, Inc. company
guaranty sr. unsec. notes 8.375%, 5/1/27	447,569	477,780
Nexstar Broadcasting, Inc. 144A sr. unsec.
notes 4.75%, 11/1/28	160,000	167,400
Nexstar Escrow, Inc. 144A sr. unsec.
notes 5.625%, 7/15/27	475,000	508,844
Scripps Escrow II, Inc. 144A sr. notes 3.875%,
1/15/29	185,000	192,264
Scripps Escrow II, Inc. 144A sr. unsec.
bonds 5.375%, 1/15/31	100,000	104,250
Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. bonds 5.50%, 3/1/30	175,000	182,000
Sinclair Television Group, Inc. 144A
sr. bonds 4.125%, 12/1/30	170,000	173,949
Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.00%, 8/1/27	610,000	643,550
Townsquare Media, Inc. 144A company
guaranty sr. unsec. notes 6.50%, 4/1/23	530,000	539,328
Townsquare Media, Inc. 144A sr. notes 6.875%,
2/1/26 ##	565,000	591,741
Univision Communications, Inc. 144A company
guaranty sr. notes 9.50%, 5/1/25	170,000	189,125
Univision Communications, Inc. 144A company
guaranty sr. notes 6.625%, 6/1/27	340,000	365,177
Univision Communications, Inc. 144A company
guaranty sr. sub. notes 5.125%, 2/15/25	120,000	120,900
		6,536,496
Building materials (1.2%)
American Builders & Contractors Supply Co., Inc.
144A company guaranty sr. unsec. notes 5.875%,
5/15/26	100,000	103,625
American Builders & Contractors Supply Co., Inc.
144A sr. notes 4.00%, 1/15/28	160,000	165,600
Cornerstone Building Brands, Inc. 144A company
guaranty sr. unsec. sub. notes 8.00%, 4/15/26	89,000	93,228
JELD-WEN, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 12/15/27	275,000	290,813
JELD-WEN, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 12/15/25	110,000	112,256
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	130,000	139,750
Masonite International Corp. 144A company
guaranty sr. unsec. notes 5.375%, 2/1/28	125,000	134,219
Standard Industries, Inc. 144A sr. unsec.
bonds 3.375%, 1/15/31	270,000	271,350
Standard Industries, Inc. 144A sr. unsec.
notes 5.00%, 2/15/27	115,000	120,175
Standard Industries, Inc. 144A sr. unsec.
notes 4.75%, 1/15/28	30,000	31,575
Werner FinCo LP/Werner FinCo, Inc. 144A company
guaranty sr. unsec. notes 8.75%, 7/15/25	470,000	498,200
White Cap Buyer, LLC 144A sr. unsec.
notes 6.875%, 10/15/28	240,000	255,900
		2,216,691

6	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Capital goods (8.0%)
Adient Global Holdings, Ltd. 144A company
guaranty sr. unsec. notes 4.875%, 8/15/26	$200,000	$205,500
Allison Transmission, Inc. 144A company
guaranty sr. unsec. bonds 3.75%, 1/30/31	345,000	352,978
Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 10/1/27	405,000	426,263
American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 6.875%, 7/1/28	260,000	280,150
American Axle & Manufacturing, Inc. company
guaranty sr. unsec. unsub. notes 6.25%, 4/1/25	80,000	82,800
Amsted Industries, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 7/1/27	230,000	244,375
Amsted Industries, Inc. 144A sr. unsec.
bonds 4.625%, 5/15/30	225,000	235,688
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%,
6/30/27 (Luxembourg) ‡‡	490,000	523,075
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. 144A company guaranty sr. unsec.
notes 6.00%, 2/15/25 (Ireland)	285,000	295,331
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. 144A company guaranty sr. unsec.
notes 5.25%, 8/15/27 (Ireland)	325,000	341,188
ATS Automation Tooling Systems, Inc. 144A
sr. unsec. notes 4.125%, 12/15/28 (Canada)	145,000	147,538
Berry Global, Inc. 144A company
guaranty notes 5.625%, 7/15/27	235,000	252,698
Berry Global, Inc. 144A notes 4.50%, 2/15/26	110,000	112,475
Bombardier, Inc. 144A sr. unsec. notes 8.75%,
12/1/21 (Canada)	50,000	52,000
Bombardier, Inc. 144A sr. unsec. notes 7.875%,
4/15/27 (Canada)	370,000	340,193
Bombardier, Inc. 144A sr. unsec. notes 7.50%,
12/1/24 (Canada)	95,000	91,131
Clarios Global LP 144A company
guaranty sr. notes 6.75%, 5/15/25	385,000	414,838
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%,
7/15/29	125,000	136,563
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%,
7/15/27	215,000	224,312
Crown Americas, LLC/Crown Americas Capital Corp.
VI company guaranty sr. unsec. notes 4.75%,
2/1/26	220,000	228,250
Crown Cork & Seal Co., Inc. company
guaranty sr. unsec. bonds 7.375%, 12/15/26	400,000	487,000
GFL Environmental, Inc. 144A company
guaranty sr. notes 3.50%, 9/1/28 (Canada)	250,000	255,000
GFL Environmental, Inc. 144A company
guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	135,000	136,013
GFL Environmental, Inc. 144A sr. notes 5.125%,
12/15/26 (Canada)	305,000	324,444
GFL Environmental, Inc. 144A sr. unsec.
notes 8.50%, 5/1/27 (Canada)	195,000	216,450
Great Lakes Dredge & Dock Corp. company
guaranty sr. unsec. notes 8.00%, 5/15/22	525,000	538,430
Husky III Holding, Ltd. 144A sr. unsec.
notes 13.00%, 2/15/25 (Canada) ‡‡	390,000	424,125
MasTec, Inc. 144A company guaranty sr. unsec.
notes 4.50%, 8/15/28	340,000	357,000
Owens-Brockway Glass Container, Inc. 144A company
guaranty sr. unsec. notes 6.625%, 5/13/27	125,000	135,313

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Capital goods cont.
Panther BF Aggregator 2 LP/Panther
Finance Co., Inc. 144A company
guaranty sr. notes 6.25%, 5/15/26	$210,000	$225,225
Panther BF Aggregator 2 LP/Panther
Finance Co., Inc. 144A company
guaranty sr. unsec. notes 8.50%, 5/15/27	345,000	374,811
Park-Ohio Industries, Inc. company
guaranty sr. unsec. notes 6.625%, 4/15/27	525,000	543,375
RBS Global, Inc./Rexnord, LLC 144A sr. unsec.
notes 4.875%, 12/15/25	225,000	229,219
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	785,000	819,752
Stevens Holding Co, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 10/1/26	375,000	405,000
Tennant Co. company guaranty sr. unsec.
unsub. notes 5.625%, 5/1/25	380,000	395,675
Tenneco, Inc. 144A company
guaranty sr. notes 7.875%, 1/15/29	35,000	39,297
Titan Acquisition, Ltd./Titan Co-Borrower, LLC
144A sr. unsec. notes 7.75%, 4/15/26 (Canada)	245,000	254,800
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.375%, 6/15/26	385,000	398,475
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 5.50%, 11/15/27	275,000	289,108
TransDigm, Inc. 144A company
guaranty sr. notes 8.00%, 12/15/25	60,000	66,318
TransDigm, Inc. 144A company
guaranty sr. notes 6.25%, 3/15/26	695,000	740,175
Vertical Holdco GmbH 144A company
guaranty sr. unsec. notes 7.625%, 7/15/28
(Germany)	285,000	310,650
Vertical US Newco, Inc. 144A company
guaranty sr. notes 5.25%, 7/15/27	255,000	270,300
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%,
2/15/26	595,000	608,388
WESCO Distribution, Inc. 144A company
guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	345,000	392,365
WESCO Distribution, Inc. 144A company
guaranty sr. unsec. unsub. notes 7.125%, 6/15/25	170,000	186,971
		14,411,025
Commercial and consumer services (2.2%)
Carriage Services, Inc. 144A sr. unsec.
notes 6.625%, 6/1/26	480,000	513,000
Gartner, Inc. 144A company guaranty sr. unsec.
bonds 3.75%, 10/1/30	130,000	136,988
Gartner, Inc. 144A company guaranty sr. unsec.
notes 4.50%, 7/1/28	65,000	68,575
GW B-CR Security Corp. 144A sr. unsec.
notes 9.50%, 11/1/27 (Canada)	298,000	330,035
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%,
8/1/28 (United Kingdom)	165,000	202,744
IHS Markit, Ltd. 144A company
guaranty notes 4.75%, 2/15/25 (United Kingdom)	150,000	172,125
IHS Markit, Ltd. 144A company guaranty sr. unsec.
notes 4.00%, 3/1/26 (United Kingdom)	95,000	108,538
Iron Mountain, Inc. 144A company
guaranty sr. unsec. bonds 5.25%, 3/15/28 R	355,000	374,628
Iron Mountain, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 9/15/27 R	285,000	297,825
MPH Acquisition Holdings, LLC 144A company
guaranty sr. unsec. notes 5.75%, 11/1/28	165,000	162,162

Putnam VT High Yield Fund	7

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Commercial and consumer services cont.
Prime Security Services Borrower, LLC/Prime
Finance, Inc. 144A company
guaranty sr. notes 3.375%, 8/31/27	$165,000	$163,763
Prime Security Services Borrower, LLC/Prime
Finance, Inc. 144A notes 6.25%, 1/15/28	310,000	332,813
Refinitiv US Holdings, Inc. 144A company
guaranty sr. notes 6.25%, 5/15/26	310,000	330,925
Sabre GLBL, Inc. 144A company
guaranty sr. notes 9.25%, 4/15/25	380,000	452,200
Shift4 Payments, LLC/Shift4 Payments Finance
Sub, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 11/1/26	335,000	348,400
		3,994,721
Communication services (9.4%)
Altice Financing SA 144A company
guaranty sr. notes 5.00%, 1/15/28 (Luxembourg)	205,000	210,050
Altice Financing SA 144A company
guaranty sr. unsub. notes 7.50%, 5/15/26
(Luxembourg)	200,000	211,060
Altice France Holding SA 144A company
guaranty sr. sub. notes 10.50%, 5/15/27
(Luxembourg)	345,000	387,263
Altice France Holding SA 144A company
guaranty sr. unsec. notes 6.00%, 2/15/28
(Luxembourg)	510,000	516,375
Altice France SA 144A company
guaranty sr. notes 7.375%, 5/1/26 (France)	510,000	536,775
Altice France SA 144A company
guaranty sr. notes 5.50%, 1/15/28 (France)	400,000	416,000
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. bonds 5.375%, 6/1/29	1,965,000	2,154,131
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. bonds 4.50%, 5/1/32	210,000	224,221
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. bonds 4.50%, 8/15/30	145,000	153,881
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. notes 5.75%, 2/15/26	165,000	170,255
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. notes 5.00%, 2/1/28	380,000	401,850
CommScope Technologies, LLC 144A company
guaranty sr. unsec. notes 6.00%, 6/15/25	221,000	225,973
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%,
6/1/24	1,385,000	1,499,124
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%,
1/15/30	265,000	290,506
CSC Holdings, LLC 144A sr. unsec. bonds 4.625%,
12/1/30	200,000	208,750
DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 11/15/24	865,000	906,983
Frontier Communications Corp. sr. unsec.
notes 10.50%, 9/15/22 (In default) †	830,000	431,600
Frontier Communications Corp. 144A company
guaranty sr. notes 5.875%, 10/15/27	155,000	167,594
Frontier Communications Corp. 144A notes 6.75%,
5/1/29	310,000	331,700
Intelsat Jackson Holdings SA 144A sr. unsec.
notes 9.75%, 7/15/25 (Luxembourg) (In default) †	925,000	661,375
Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 5.25%, 3/15/26	570,000	588,981
Level 3 Financing, Inc. 144A company
guaranty sr. unsec. notes 4.625%, 9/15/27	150,000	156,665

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Communication services cont.
Level 3 Financing, Inc. 144A company
guaranty sr. unsec. notes 4.25%, 7/1/28	$235,000	$241,463
Level 3 Financing, Inc. 144A company
guaranty sr. unsec. unsub. notes 3.625%, 1/15/29	165,000	164,588
Quebecor Media, Inc. sr. unsec.
unsub. notes 5.75%, 1/15/23 (Canada)	110,000	118,663
Sprint Capital Corp. company guaranty sr. unsec.
unsub. notes 6.875%, 11/15/28	690,000	909,751
Sprint Corp. company guaranty sr. unsec.
notes 7.625%, 3/1/26	330,000	409,594
Sprint Corp. company guaranty sr. unsec.
sub. notes 7.875%, 9/15/23	1,140,000	1,319,892
Sprint Corp. company guaranty sr. unsec.
sub. notes 7.25%, 9/15/21	225,000	234,113
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 5.375%, 4/15/27	210,000	226,519
T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. bonds 4.75%, 2/1/28	595,000	639,560
T-Mobile USA, Inc. 144A company
guaranty sr. notes 3.875%, 4/15/30	55,000	63,701
T-Mobile USA, Inc. 144A company
guaranty sr. notes 3.75%, 4/15/27	325,000	370,110
Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)	325,000	344,906
Virgin Media Finance PLC 144A sr. unsec.
bonds 5.00%, 7/15/30 (United Kingdom)	200,000	207,500
Zayo Group Holdings, Inc. 144A sr. notes 4.00%,
3/1/27	60,000	60,150
Zayo Group Holdings, Inc. 144A sr. unsec.
notes 6.125%, 3/1/28	145,000	153,338
Ziggo Bond Co. BV 144A sr. unsec. notes 6.00%,
1/15/27 (Netherlands)	400,000	422,708
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	175,000	182,656
		16,920,324
Consumer (0.7%)
Scotts Miracle-Gro, Co. (The) company
guaranty sr. unsec. notes 4.50%, 10/15/29	455,000	490,263
Spectrum Brands, Inc. company guaranty sr. unsec.
unsub. notes 6.125%, 12/15/24	215,000	219,569
Spectrum Brands, Inc. 144A company
guaranty sr. unsec. bonds 5.00%, 10/1/29	240,000	257,736
Valvoline, Inc. company guaranty sr. unsec.
notes 4.375%, 8/15/25	95,000	98,113
Valvoline, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.25%, 2/15/30	195,000	206,700
		1,272,381
Consumer staples (6.9%)
1011778 BC ULC/New Red Finance, Inc. 144A
bonds 4.00%, 10/15/30 (Canada)	215,000	217,887
1011778 BC ULC/New Red Finance, Inc. 144A
company guaranty notes 4.375%, 1/15/28 (Canada)	215,000	221,450
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 3.875%, 1/15/28 (Canada)	365,000	371,388
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. sub. notes 4.25%, 5/15/24 (Canada)	75,000	76,500
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 4.875%, 2/15/30	90,000	99,169
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 4.625%, 1/15/27	310,000	329,763

8	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Consumer staples cont.
Albertsons Cos., LLC/Safeway, Inc./New Albertsons
LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 7.50%, 3/15/26	$365,000	$408,453
Ascend Learning, LLC 144A sr. unsec.
notes 6.875%, 8/1/25	460,000	472,650
Avient Corp. 144A sr. unsec. notes 5.75%, 5/15/25	95,000	100,938
Brand Energy & Infrastructure Services, Inc. 144A
sr. unsec. notes 8.50%, 7/15/25	200,000	204,250
CDW, LLC/CDW Finance Corp. company
guaranty sr. unsec. notes 3.25%, 2/15/29	330,000	336,501
Energizer Holdings, Inc. 144A company
guaranty sr. unsec. notes 7.75%, 1/15/27	320,000	355,680
Fresh Market, Inc. (The) 144A company
guaranty sr. notes 9.75%, 5/1/23	770,000	793,100
Go Daddy Operating Co, LLC/GD Finance Co., Inc.
144A company guaranty sr. unsec. notes 5.25%,
12/1/27	150,000	157,875
Golden Nugget, Inc. 144A company
guaranty sr. unsec. sub. notes 8.75%, 10/1/25	250,000	256,875
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%,
10/15/24	515,000	511,302
IRB Holding Corp. 144A company
guaranty sr. notes 7.00%, 6/15/25	160,000	174,800
Itron, Inc. 144A company guaranty sr. unsec.
notes 5.00%, 1/15/26	240,000	245,100
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.25%, 6/1/26	240,000	249,000
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 4.75%, 6/1/27	240,000	253,442
Kraft Heinz Co. (The) company guaranty sr. unsec.
notes 5.00%, 7/15/35	425,000	515,203
Kraft Heinz Co. (The) company guaranty sr. unsec.
notes 3.00%, 6/1/26	460,000	480,365
Kraft Heinz Co. (The) 144A company
guaranty sr. unsec. notes 3.875%, 5/15/27	45,000	48,481
Kraft Heinz Co. (The) 144A company
guaranty sr. unsec. sub. notes 3.75%, 4/1/30	310,000	331,319
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 5/15/28	220,000	245,575
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	490,000	512,197
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 11/1/24	35,000	36,488
Match Group Holdings II, LLC 144A sr. unsec.
notes 4.125%, 8/1/30	70,000	72,800
Match Group, Inc. 144A sr. unsec. bonds 5.00%,
12/15/27	314,000	333,732
Match Group, Inc. 144A sr. unsec.
unsub. notes 4.625%, 6/1/28	305,000	319,678
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	250,000	308,750
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	120,000	135,324
Netflix, Inc. sr. unsec. unsub. notes 5.875%,
11/15/28	715,000	857,106
Netflix, Inc. 144A sr. unsec. bonds 5.375%,
11/15/29	165,000	194,494
Netflix, Inc. 144A sr. unsec. bonds 4.875%,
6/15/30	95,000	109,250
Newell Brands, Inc. sr. unsec. notes 4.875%,
6/1/25	175,000	192,553

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Consumer staples cont.
Newell Brands, Inc. sr. unsec.
unsub. notes 4.70%, 4/1/26	$295,000	$324,943
Rite Aid Corp. 144A company
guaranty sr. notes 8.00%, 11/15/26	298,000	318,860
Rite Aid Corp. 144A company guaranty sr. unsec.
sub. notes 7.50%, 7/1/25	394,000	411,238
TripAdvisor, Inc. 144A company
guaranty sr. unsec. notes 7.00%, 7/15/25	300,000	324,000
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%,
3/15/31	160,000	161,733
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%,
1/15/30	240,000	263,160
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%,
4/1/25	60,000	66,450
		12,399,822
Energy (10.2%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25
(Norway)	355,000	369,177
Aker BP ASA 144A sr. unsec. notes 3.75%, 1/15/30
(Norway)	325,000	338,813
Antero Resources Corp. company
guaranty sr. unsec. sub. notes 5.125%, 12/1/22	340,000	339,150
Antero Resources Corp. 144A company
guaranty sr. unsec. notes 8.375%, 7/15/26	165,000	168,414
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	165,000	175,931
Apache Corp. sr. unsec. unsub. notes 4.875%,
11/15/27	100,000	106,000
Apache Corp. sr. unsec. unsub. notes 4.625%,
11/15/25	65,000	68,706
Apache Corp. sr. unsec. unsub. notes 4.375%,
10/15/28	465,000	484,056
Ascent Resources Utica Holdings, LLC/ARU
Finance Corp. 144A sr. unsec. notes 10.00%,
4/1/22	354,000	361,080
Baytex Energy Corp. 144A company
guaranty sr. unsec. sub. notes 5.625%, 6/1/24
(Canada)	140,000	96,309
ChampionX corp. company guaranty sr. unsec.
notes 6.375%, 5/1/26	365,000	368,650
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	305,000	360,808
Comstock Escrow Corp. company guaranty sr. unsec.
sub. notes 9.75%, 8/15/26	140,000	150,500
Comstock Resources, Inc. company
guaranty sr. unsec. sub. notes 9.75%, 8/15/26	185,000	199,338
Comstock Resources, Inc. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	280,000	286,885
Continental Resources, Inc. company
guaranty sr. unsec. notes 4.375%, 1/15/28	280,000	287,056
Continental Resources, Inc. company
guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	410,000	422,751
Continental Resources, Inc. 144A company
guaranty sr. unsec. bonds 5.75%, 1/15/31	165,000	183,147
DCP Midstream Operating LP company
guaranty sr. unsec. notes 5.625%, 7/15/27	160,000	177,200
DCP Midstream Operating LP 144A company
guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	420,000	464,100
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%,
4/15/32	400,000	561,000
Devon Energy Corp. sr. unsec.
unsub. bonds 7.875%, 9/30/31	155,000	214,985

Putnam VT High Yield Fund	9

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Energy cont.
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%,
7/15/41	$125,000	$152,872
Diamondback Energy, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 5/31/25	125,000	130,127
Diamondback Energy, Inc. sr. unsec. notes 4.75%,
5/31/25	165,000	185,755
Double Eagle III Midco 1 LLC/Double Eagle
Finance Corp. 144A sr. unsec. notes 7.75%,
12/15/25	335,000	355,227
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. bonds 5.75%, 1/30/28	765,000	825,206
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. notes 6.625%, 7/15/25	340,000	363,800
Energy Transfer Operating LP jr. unsec. sub. FRB
Ser. B, 6.625%, perpetual maturity	760,000	642,200
EnLink Midstream, LLC 144A company
guaranty sr. unsec. notes 5.625%, 1/15/28	85,000	86,717
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	35,000	36,901
Global Partners LP/GLP Finance Corp. 144A company
guaranty sr. unsec. notes 6.875%, 1/15/29	50,000	54,125
Hess Midstream Operations LP 144A company
guaranty sr. unsec. notes 5.125%, 6/15/28	345,000	360,632
Hess Midstream Operations LP 144A company
guaranty sr. unsec. sub. notes 5.625%, 2/15/26	555,000	577,200
Holly Energy Partners LP/Holly Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 5.00%, 2/1/28	245,000	246,838
Indigo Natural Resources, LLC 144A sr. unsec.
notes 6.875%, 2/15/26	350,000	357,875
MEG Energy Corp. 144A notes 6.50%, 1/15/25
(Canada)	399,000	410,990
Nabors Industries, Inc. 144A company
guaranty sr. unsec. notes 9.00%, 2/1/25	203,250	193,088
Newfield Exploration Co. sr. unsec.
unsub. notes 5.625%, 7/1/24	175,000	187,250
Newfield Exploration Co. sr. unsec.
unsub. notes 5.375%, 1/1/26	55,000	59,023
Noble Energy, Inc. sr. unsec. bonds 6.00%, 3/1/41	155,000	235,787
Northriver Midstream Finance LP 144A
sr. notes 5.625%, 2/15/26 (Canada)	180,000	185,850
Occidental Petroleum Corp. sr. unsec.
bonds 6.625%, 9/1/30	215,000	233,436
Occidental Petroleum Corp. sr. unsec.
bonds 6.125%, 1/1/31	85,000	90,967
Occidental Petroleum Corp. sr. unsec.
sub. notes 6.45%, 9/15/36	330,000	345,510
Occidental Petroleum Corp. sr. unsec.
sub. notes 5.875%, 9/1/25	75,000	79,875
Occidental Petroleum Corp. sr. unsec.
sub. notes 4.85%, 3/15/21	205,000	205,000
Occidental Petroleum Corp. sr. unsec.
unsub. notes 3.50%, 6/15/25	155,000	149,724
Ovintiv, Inc. company guaranty sr. unsec.
bonds 6.50%, 8/15/34	70,000	81,063
Ovintiv, Inc. company guaranty sr. unsec.
unsub. bonds 7.375%, 11/1/31	90,000	106,861
Precision Drilling Corp. 144A company
guaranty sr. unsec. notes 7.125%, 1/15/26
(Canada)	450,000	391,500
Rattler Midstream LP 144A company
guaranty sr. unsec. notes 5.625%, 7/15/25	230,000	242,938

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Energy cont.
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	$145,000	$115,638
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	300,000	256,500
SM Energy Co. sr. unsec. unsub. notes 6.75%,
9/15/26	135,000	108,675
SM Energy Co. sr. unsec. unsub. notes 6.125%,
11/15/22	12,000	11,580
SM Energy Co. 144A company guaranty notes 10.00%,
1/15/25	85,000	91,375
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 7.50%, 10/1/25	85,000	91,163
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 6.00%, 12/31/30	295,000	303,570
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 5.50%, 1/15/28	370,000	377,863
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. notes 6.875%, 1/15/29	130,000	146,413
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. notes 6.50%, 7/15/27	155,000	168,175
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. notes 5.50%, 3/1/30	175,000	189,998
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	140,000	147,778
Transocean Pontus, Ltd. 144A company
guaranty sr. notes 6.125%, 8/1/25
(Cayman Islands)	128,700	120,978
Transocean Poseidon, Ltd. 144A company
guaranty sr. notes 6.875%, 2/1/27	235,000	213,850
USA Compression Partners LP/USA Compression
Finance Corp. company guaranty sr. unsec.
notes 6.875%, 4/1/26	315,000	329,175
USA Compression Partners LP/USA Compression
Finance Corp. company guaranty sr. unsec.
unsub. notes 6.875%, 9/1/27	150,000	160,137
Viper Energy Partners LP 144A company
guaranty sr. unsec. notes 5.375%, 11/1/27	275,000	287,375
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	255,000	290,221
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	85,000	89,356
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	235,000	249,100
WPX Energy, Inc. sr. unsec. sub. notes 5.875%,
6/15/28	415,000	452,362
WPX Energy, Inc. sr. unsec. sub. notes 5.25%,
10/15/27	275,000	291,396
		18,251,071
Entertainment (1.1%)
Cinemark USA, Inc. company guaranty sr. unsec.
notes 5.125%, 12/15/22	85,000	83,300
Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 6/1/23	160,000	152,000
Cinemark USA, Inc. 144A company
guaranty sr. notes 8.75%, 5/1/25	60,000	64,800
Constellation Merger Sub, Inc. 144A sr. unsec.
notes 8.50%, 9/15/25	485,000	451,050
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 11/1/24	35,000	35,438

10	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Entertainment cont.
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 3/15/26	$205,000	$210,638
Live Nation Entertainment, Inc. 144A
sr. notes 6.50%, 5/15/27	160,000	178,963
Royal Caribbean Cruises, Ltd. 144A company
guaranty sr. unsec. notes 9.125%, 6/15/23	65,000	70,525
Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 4/15/27	320,000	329,200
Six Flags Theme Parks, Inc. 144A company
guaranty sr. notes 7.00%, 7/1/25	305,000	329,400
		1,905,314
Financials (8.3%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	275,000	278,094
Alliant Holdings Intermediate, LLC/Alliant
Holdings Co-Issuer 144A sr. unsec. notes 6.75%,
10/15/27	390,000	417,300
Ally Financial, Inc. company guaranty sr. unsec.
notes 8.00%, 11/1/31	1,160,000	1,702,729
American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	45,000	65,930
Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	140,000	158,550
Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6.50%, perpetual maturity	270,000	308,475
CIT Group, Inc. sr. unsec. sub. notes 5.00%,
8/1/23	195,000	212,794
CIT Group, Inc. sr. unsec. unsub. notes 5.25%,
3/7/25	220,000	249,700
CNO Financial Group, Inc. sr. unsec. notes 5.25%,
5/30/29	210,000	253,522
Credit Suisse Group AG 144A jr. unsec. sub. FRN
6.25%, perpetual maturity (Switzerland)	500,000	546,250
Diversified Healthcare Trust company
guaranty sr. unsec. notes 9.75%, 6/15/25 R	685,000	777,928
Dresdner Funding Trust I 144A jr. unsec.
sub. notes 8.151%, 6/30/31	150,000	220,536
Empire Communities Corp. 144A sr. unsec.
notes 7.00%, 12/15/25 (Canada)	125,000	131,250
ESH Hospitality, Inc. 144A company
guaranty sr. unsec. notes 5.25%, 5/1/25 R	270,000	276,750
Fairfax Financial Holdings, Ltd. sr. unsec.
notes 4.85%, 4/17/28 (Canada)	205,000	229,439
Freedom Mortgage Corp. 144A sr. unsec.
notes 8.25%, 4/15/25	295,000	308,275
Freedom Mortgage Corp. 144A sr. unsec.
notes 8.125%, 11/15/24	270,000	281,642
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	245,000	281,179
goeasy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 12/1/24 (Canada)	310,000	322,400
HUB International, Ltd. 144A sr. unsec.
notes 7.00%, 5/1/26	335,000	350,340
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.75%, 2/1/24	135,000	137,292
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.25%, 5/15/26	365,000	386,499
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5.25%, 5/15/27	185,000	198,320

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Financials cont.
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 4.75%, 9/15/24	$180,000	$186,975
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	260,000	265,200
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	420,000	425,250
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	330,000	325,875
Ladder Capital Finance Holdings, LLLP/Ladder
Capital Finance Corp. 144A company
guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	225,000	224,438
Ladder Capital Finance Holdings, LLLP/Ladder
Capital Finance Corp. 144A sr. unsec.
notes 4.25%, 2/1/27 R	305,000	298,519
Lloyds Banking Group PLC jr. unsec. sub. FRB
7.50%, perpetual maturity (United Kingdom)	328,000	369,912
LPL Holdings, Inc. 144A company
guaranty sr. unsec. notes 5.75%, 9/15/25	630,000	651,685
Nationstar Mortgage Holdings, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 1/15/27	150,000	159,188
Nationstar Mortgage Holdings, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 8/15/28	270,000	283,500
Nationstar Mortgage Holdings, Inc. 144A company
guaranty sr. unsec. notes 5.125%, 12/15/30	100,000	104,522
OneMain Finance Corp. company guaranty sr. unsec.
notes 4.00%, 9/15/30	170,000	176,394
PennyMac Financial Services, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 10/15/25	305,000	322,538
Provident Funding Associates LP/PFG Finance Corp.
144A sr. unsec. notes 6.375%, 6/15/25	505,000	517,625
Service Properties Trust company
guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	120,000	138,278
Societe Generale SA 144A jr. unsec.
sub. notes 5.375%, 11/18/50 (France)	260,000	275,362
Springleaf Finance Corp. company
guaranty sr. unsec. notes 8.875%, 6/1/25	125,000	141,406
Springleaf Finance Corp. company
guaranty sr. unsec. sub. notes 7.125%, 3/15/26	160,000	189,200
Springleaf Finance Corp. company
guaranty sr. unsec. sub. notes 6.625%, 1/15/28	255,000	302,813
Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 6.875%, 3/15/25	205,000	238,056
Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 5.375%,
11/15/29	330,000	371,250
Starwood Property Trust, Inc. sr. unsec.
notes 4.75%, 3/15/25 R	420,000	430,500
USIS Merger Sub, Inc. 144A sr. unsec.
notes 6.875%, 5/1/25	430,000	440,750
		14,934,430
Gaming and lottery (2.4%)
Boyd Gaming Corp. company guaranty sr. unsec.
notes 6.00%, 8/15/26	160,000	166,000
Boyd Gaming Corp. company guaranty sr. unsec.
notes 4.75%, 12/1/27	155,000	161,006
Boyd Gaming Corp. company guaranty sr. unsec.
unsub. notes 6.375%, 4/1/26	170,000	176,598
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%,
6/1/25	140,000	155,707
Caesars Entertainment, Inc. 144A sr. notes 6.25%,
7/1/25	515,000	548,475
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A
company guaranty sr. unsec. notes 5.25%,
10/15/25	615,000	621,150

Putnam VT High Yield Fund	11

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Gaming and lottery cont.
Penn National Gaming, Inc. 144A sr. unsec.
notes 5.625%, 1/15/27	$425,000	$443,594
Scientific Games International, Inc. 144A company
guaranty sr. unsec. notes 7.25%, 11/15/29	500,000	548,750
Scientific Games International, Inc. 144A
sr. unsec. notes 7.00%, 5/15/28	145,000	155,905
Station Casinos, LLC 144A sr. unsec. notes 4.50%,
2/15/28	305,000	307,288
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
144A company guaranty sr. unsec.
sub. notes 5.25%, 5/15/27	415,000	427,761
Wynn Resorts Finance, LLC/Wynn Resorts
Capital Corp. 144A sr. unsec. bonds 5.125%,
10/1/29	395,000	413,763
Wynn Resorts Finance, LLC/Wynn Resorts
Capital Corp. 144A sr. unsec. notes 7.75%,
4/15/25	90,000	97,538
		4,223,535
Health care (6.8%)
Air Methods Corp. 144A sr. unsec. notes 8.00%,
5/15/25	435,000	367,575
Bausch Health Americas, Inc. 144A sr. unsec.
notes 8.50%, 1/31/27	395,000	439,438
Bausch Health Cos., Inc. 144A company
guaranty sr. notes 5.50%, 11/1/25	235,000	243,528
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 7.25%, 5/30/29	290,000	325,992
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 7.00%, 1/15/28	145,000	159,384
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 6.25%, 2/15/29	220,000	238,975
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	495,000	510,177
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 5.00%, 2/15/29	130,000	133,666
Bausch Health Cos., Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	300,000	308,625
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	155,000	164,285
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	680,000	754,800
Centene Corp. 144A sr. unsec. notes 5.375%,
8/15/26	250,000	264,063
Centene Escrow I Corp. 144A sr. unsec.
notes 5.375%, 6/1/26	145,000	152,933
CHS/Community Health Systems, Inc. 144A company
guaranty sr. notes 8.00%, 3/15/26	245,000	263,988
CHS/Community Health Systems, Inc. 144A company
guaranty sr. notes 6.00%, 1/15/29	35,000	37,800
CHS/Community Health Systems, Inc. 144A company
guaranty sr. notes 5.625%, 3/15/27	135,000	145,631
CHS/Community Health Systems, Inc. 144A company
guaranty sub. notes 9.875%, 6/30/23	75,000	78,844
CHS/Community Health Systems, Inc. 144A company
guaranty sub. notes 8.125%, 6/30/24	296,000	307,100
CHS/Community Health Systems, Inc. 144A
sr. notes 6.625%, 2/15/25	310,000	326,269
Elanco Animal Health, Inc. sr. unsec.
notes Ser. WI, 5.90%, 8/28/28	340,000	401,200
Emergent BioSolutions, Inc. 144A company
guaranty sr. unsec. notes 3.875%, 8/15/28	100,000	103,550
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A
company guaranty notes 9.50%, 7/31/27 (Ireland)	118,000	131,718

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Health care cont.
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 6/30/28
(Ireland)	$149,000	$126,650
Global Medical Response, Inc. 144A
sr. notes 6.50%, 10/1/25	160,000	167,200
HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26	330,000	390,556
HCA, Inc. company guaranty sr. unsec.
notes 5.625%, 9/1/28	5,000	5,900
HCA, Inc. company guaranty sr. unsec.
notes 5.375%, 9/1/26	655,000	752,857
HCA, Inc. company guaranty sr. unsec.
notes 3.50%, 9/1/30	150,000	159,386
Jaguar Holding Co. II/PPD Development LP 144A
company guaranty sr. unsec. notes 5.00%, 6/15/28	100,000	106,750
Jaguar Holding Co. II/PPD Development LP 144A
company guaranty sr. unsec. notes 4.625%,
6/15/25	65,000	68,550
Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A company
guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	146,000	128,115
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical
Diagnostics SA 144A sr. unsec. notes 7.375%,
6/1/25	125,000	133,125
Par Pharmaceutical, Inc. 144A company
guaranty sr. notes 7.50%, 4/1/27	59,000	63,720
Service Corp. International sr. unsec.
bonds 5.125%, 6/1/29	435,000	481,763
Service Corp. International sr. unsec.
notes 4.625%, 12/15/27	125,000	133,125
Service Corp. International sr. unsec.
notes 3.375%, 8/15/30	125,000	130,026
Tenet Healthcare Corp. company
guaranty sr. notes 4.625%, 7/15/24	110,000	112,752
Tenet Healthcare Corp. 144A company
guaranty notes 6.25%, 2/1/27	155,000	164,300
Tenet Healthcare Corp. 144A company
guaranty sr. notes 7.50%, 4/1/25	75,000	81,938
Tenet Healthcare Corp. 144A company
guaranty sr. notes 5.125%, 11/1/27	620,000	656,425
Tenet Healthcare Corp. 144A company
guaranty sr. notes 4.875%, 1/1/26	1,020,000	1,066,991
Teva Pharmaceutical Finance IV BV company
guaranty sr. unsec. unsub. notes 3.65%, 11/10/21
(Israel)	120,000	121,500
Teva Pharmaceutical Finance Netherlands III BV
company guaranty sr. unsec. notes 6.75%, 3/1/28
(Israel)	665,000	752,281
Teva Pharmaceutical Finance Netherlands III BV
company guaranty sr. unsec. notes 6.00%, 4/15/24
(Israel)	545,000	579,744
		12,243,195
Homebuilding (2.0%)
Brookfield Residential
Properties, Inc./Brookfield Residential US Corp.
144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	325,000	345,719
Howard Hughes Corp. (The) 144A sr. unsec.
notes 5.375%, 3/15/25	405,000	417,656
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	430,000	454,725
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	335,000	355,100

12	Putnam VT High Yield Fund

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Homebuilding cont.
PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7.875%, 6/15/32	$630,000	$942,638
Taylor Morrison Communities, Inc. 144A sr. unsec.
bonds 5.125%, 8/1/30	220,000	246,400
Taylor Morrison Communities, Inc. 144A sr. unsec.
notes 5.75%, 1/15/28	155,000	175,538
TRI Pointe Group, Inc. sr. unsec. notes 5.70%,
6/15/28	170,000	191,930
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
company guaranty sr. unsec. unsub. notes 5.875%,
6/15/24	265,000	289,248
Weekley Homes, LLC/Weekley Finance Corp. 144A
sr. unsec. notes 4.875%, 9/15/28	65,000	67,925
		3,486,879
Lodging/Tourism (0.6%)
Carnival Corp. 144A sr. notes 11.50%, 4/1/23	135,000	156,157
Hilton Worldwide Finance, LLC/Hilton Worldwide
Finance Corp. company guaranty sr. unsec.
notes 4.875%, 4/1/27	365,000	386,325
Marriott International, Inc. sr. unsec.
notes Ser. EE, 5.75%, 5/1/25	105,000	122,819
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A company
guaranty sr. unsub. notes 5.875%, 5/15/25	370,000	357,975
		1,023,276
Media (1.1%)
Lions Gate Capital Holdings, LLC 144A company
guaranty sr. unsec. notes 5.875%, 11/1/24	375,000	380,625
Lions Gate Capital Holdings, LLC 144A sr. unsec.
notes 6.375%, 2/1/24	310,000	317,750
Nielsen Co. Luxembourg SARL (The) 144A company
guaranty sr. unsec. notes 5.00%, 2/1/25
(Luxembourg)	420,000	431,025
Nielsen Finance, LLC/Nielsen Finance Co. 144A
company guaranty sr. unsec. notes 5.625%,
10/1/28	225,000	244,474
Nielsen Finance, LLC/Nielsen Finance Co. 144A
company guaranty sr. unsec. sub. notes 5.00%,
4/15/22	219,000	219,576
WMG Acquisition Corp. 144A company
guaranty sr. bonds 3.00%, 2/15/31	260,000	254,800
WMG Acquisition Corp. 144A company
guaranty sr. unsec. notes 5.50%, 4/15/26	110,000	113,988
		1,962,238
Publishing (0.5%)
Meredith Corp. company guaranty sr. unsec.
notes 6.875%, 2/1/26	710,000	695,800
Meredith Corp. 144A company guaranty sr. unsec.
notes 6.50%, 7/1/25	210,000	223,650
		919,450
Retail (1.5%)
eG Global Finance PLC 144A company
guaranty sr. notes 6.75%, 2/7/25
(United Kingdom)	200,000	206,000
Gap, Inc. (The) 144A sr. notes 8.625%, 5/15/25	120,000	133,832
Gap, Inc. (The) 144A sr. notes 8.375%, 5/15/23	210,000	238,088
L Brands, Inc. company guaranty sr. unsec.
bonds 6.75%, perpetual maturity	165,000	183,831
L Brands, Inc. company guaranty sr. unsec.
notes 7.50%, perpetual maturity	345,000	382,088
L Brands, Inc. 144A company
guaranty sr. notes 6.875%, 7/1/25	85,000	92,291

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Retail cont.
L Brands, Inc. 144A company guaranty sr. unsec.
notes 9.375%, 7/1/25	$70,000	$86,100
L Brands, Inc. 144A company guaranty sr. unsec.
unsub. bonds 6.625%, 10/1/30	150,000	166,875
LBM Acquisition, LLC 144A company
guaranty sr. unsec. notes 6.25%, 1/15/29	100,000	103,250
Macy’s, Inc. 144A company guaranty sr. unsec.
notes 8.375%, 6/15/25	260,000	288,730
Nordstrom, Inc. 144A sr. notes 8.75%, 5/15/25	265,000	296,814
Penske Automotive Group, Inc. company
guaranty sr. unsec. notes 3.50%, 9/1/25	65,000	66,056
Wolverine World Wide, Inc. 144A company
guaranty sr. unsec. bonds 5.00%, 9/1/26	325,000	331,500
Wolverine World Wide, Inc. 144A company
guaranty sr. unsec. notes 6.375%, 5/15/25	190,000	202,350
		2,777,805
Technology (4.2%)
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	130,000	131,651
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%,
12/1/28	50,000	51,635
Banff Merger Sub, Inc. 144A sr. unsec.
notes 9.75%, 9/1/26	345,000	372,652
Black Knight InfoServ, LLC 144A company
guaranty sr. unsec. notes 3.625%, 9/1/28	250,000	255,938
Boxer Parent Co., Inc. 144A company
guaranty sr. notes 7.125%, 10/2/25	260,000	282,216
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	255,000	274,125
BY Crown Parent LLC/BY Bond Finance, Inc. 144A
company guaranty sr. notes 4.25%, 1/31/26	125,000	128,125
CommScope Finance, LLC 144A sr. notes 6.00%,
3/1/26	140,000	147,504
CommScope Finance, LLC 144A sr. notes 5.50%,
3/1/24	95,000	97,945
CommScope, Inc. 144A company guaranty sr. unsec.
notes 8.25%, 3/1/27	175,000	186,813
Dell International, LLC/EMC Corp. 144A company
guaranty sr. notes 5.85%, 7/15/25	95,000	114,078
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. notes 6.02%, 6/15/26	375,000	457,479
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. unsec. notes 7.125%,
6/15/24	75,000	77,784
Diebold Nixdorf, Inc. company guaranty sr. unsec.
sub. notes 8.50%, 4/15/24	255,000	258,188
Diebold Nixdorf, Inc. 144A company
guaranty sr. notes 9.375%, 7/15/25	155,000	173,600
Dun & Bradstreet Corp. (The) 144A
sr. notes 6.875%, 8/15/26	93,000	99,975
Microchip Technology, Inc. 144A company
guaranty sr. unsec. notes 4.25%, 9/1/25	260,000	275,065
Plantronics, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 5/31/23	775,000	776,938
Qorvo, Inc. 144A company guaranty sr. unsec.
bonds 3.375%, 4/1/31	160,000	165,200
Rackspace Technology Global, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 12/1/28	25,000	26,193
Solera, LLC / Solera Finance, Inc. 144A
sr. unsec. notes 10.50%, 3/1/24	385,000	398,956
SS&C Technologies, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 9/30/27	790,000	844,313

Putnam VT High Yield Fund	13

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Technology cont.
Tempo Acquisition, LLC/Tempo Acquisition
Finance Corp. 144A company
guaranty sr. notes 5.75%, 6/1/25	$215,000	$228,438
Tempo Acquisition, LLC/Tempo Acquisition
Finance Corp. 144A sr. unsec. notes 6.75%,
6/1/25	915,000	945,698
TTM Technologies, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/25	615,000	629,606
Western Digital Corp. company guaranty sr. unsec.
notes 4.75%, 2/15/26	170,000	187,850
		7,587,965
Textiles (0.3%)
Hanesbrands, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 5/15/25	125,000	132,253
Hanesbrands, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	325,000	340,438
Levi Strauss & Co. sr. unsec. unsub. notes 5.00%,
5/1/25	130,000	133,250
		605,941
Toys (0.3%)
Mattel, Inc. 144A company guaranty sr. unsec.
notes 5.875%, 12/15/27	440,000	488,950
		488,950
Transportation (0.7%)
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A
company guaranty sr. notes 4.75%, 10/20/28	480,000	523,926
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec.
notes 6.50%, 6/15/27	750,000	811,875
		1,335,801
Utilities and power (2.5%)
AES Corp. (The) 144A sr. unsec. notes 3.30%,
7/15/25	100,000	109,000
Buckeye Partners LP sr. unsec. bonds 5.85%,
11/15/43	195,000	191,868
Buckeye Partners LP sr. unsec. notes 3.95%,
12/1/26	80,000	81,040
Buckeye Partners LP 144A sr. unsec. notes 4.50%,
3/1/28	120,000	123,600
Calpine Corp. 144A company
guaranty sr. notes 5.25%, 6/1/26	168,000	173,796
Calpine Corp. 144A company
guaranty sr. notes 4.50%, 2/15/28	460,000	478,400
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	65,000	67,925
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	35,000	35,990
Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85%, 6/15/37	445,000	548,362
NRG Energy, Inc. company guaranty sr. unsec.
notes 7.25%, 5/15/26	75,000	79,500
NRG Energy, Inc. company guaranty sr. unsec.
notes 6.625%, 1/15/27	80,000	84,483
NRG Energy, Inc. company guaranty sr. unsec.
notes 5.75%, 1/15/28	155,000	169,338
NRG Energy, Inc. 144A company
guaranty sr. bonds 4.45%, 6/15/29	210,000	243,526
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%,
6/15/29	155,000	170,500
Pacific Gas and Electric Co. bonds 2.50%, 2/1/31	525,000	526,917
Pacific Gas and Electric Co. company
guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	310,000	328,020
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	45,000	45,793
Pacific Gas and Electric Co. sr. notes 3.30%,
3/15/27	85,000	91,048

CORPORATE BONDS
AND NOTES (87.0%)* cont.	Principal amount	Value

Utilities and power cont.
Texas Competitive Electric Holdings Co.,
LLC/TCEH Finance, Inc. escrow company
guaranty sr. notes 11.50%, 10/1/21 F	$415,000	$623
Vistra Operations Co., LLC 144A company
guaranty sr. notes 4.30%, 7/15/29	135,000	153,228
Vistra Operations Co., LLC 144A company
guaranty sr. notes 3.55%, 7/15/24	35,000	37,903
Vistra Operations Co., LLC 144A company
guaranty sr. unsec. notes 5.625%, 2/15/27	185,000	196,773
Vistra Operations Co., LLC 144A company
guaranty sr. unsec. notes 5.50%, 9/1/26	270,000	281,394
Vistra Operations Co., LLC 144A company
guaranty sr. unsec. sub. notes 5.00%, 7/31/27	200,000	212,000
		4,431,027

Total corporate bonds and notes (cost $147,930,790)		$156,153,084

SENIOR LOANS (6.5%)* [c]	Principal amount	Value

Basic materials (1.0%)
CP Atlas Buyer, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 4.50%), 5.25%, 11/23/27	$414,750	$414,879
CP Atlas Buyer, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 4.50%), 5.25%, 11/23/27	138,250	138,293
Diamond BC BV bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 3.214%, 9/6/24	68,710	67,572
Pisces Midco, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 3.904%, 4/12/25	182,658	181,836
Solenis International, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 8.50%), 8.733%, 6/26/26	205,000	200,729
Solenis International, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 4.00%), 4.233%, 6/26/25	577,107	575,844
Starfruit US Holdco, LLC bank term loan FRN
Ser. B, (1 Month US LIBOR + 3.00%), 3.153%,
10/1/25	182,615	180,241
		1,759,394
Capital goods (0.8%)
American Axle and Manufacturing, Inc. bank term
loan FRN (BBA LIBOR USD 3 Month + 2.25%), 3.00%,
4/6/24	82,430	81,064
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 3.48%, 4/3/24	404,165	390,120
Filtration Group Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 4.50%, 3/29/25	189,525	189,525
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3
Month + 5.00%), 5.214%, 4/12/26	68,637	66,384
Titan Acquisition, Ltd. (United Kingdom) bank
term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 3.267%, 3/28/25	345,108	336,049
Vertiv Group Corp. bank term loan FRN Ser. B, (1
Month US LIBOR + 3.00%), 3.153%, 3/2/27	367,014	364,392
		1,427,534
Communication services (0.1%)
Zayo Group Holdings, Inc. bank term loan FRN (1
Month US LIBOR + 3.00%), 3.147%, 3/9/27	151,434	150,230
		150,230
Consumer cyclicals (2.1%)
AppleCaramel Buyer, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/27	260,000	259,729
Clear Channel Outdoor Holdings, Inc. bank term
loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 3.714%, 8/21/26	444,375	426,600
CPG International, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 3.75%), 4.75%, 5/5/24	229,591	229,448

14	Putnam VT High Yield Fund

SENIOR LOANS (6.5%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Garda World Security Corp. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 4.75%), 4.99%,
10/30/26	$292,003	$292,094
Golden Nugget, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 12.25%), 13.00%, 10/4/23	85,000	96,050
iHeartCommunications, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 4.00%), 4.75%, 5/1/26	223,675	221,799
iHeartCommunications, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.147%,
5/1/26	128,700	126,448
Navistar, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 3.66%, 11/6/24	730,204	728,607
PetSmart, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 4.50%, 3/11/22	255,000	254,426
Refinitiv US Holdings, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.397%,
10/1/25	277,221	276,658
Robertshaw Holdings Corp. bank term loan FRN (BBA
LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	270,000	210,600
Robertshaw Holdings Corp. bank term loan FRN (BBA
LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	187,976	175,288
Terrier Media Buyer, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 4.397%,
12/17/26	267,300	266,929
Werner Finco LP bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.00%), 5.00%, 7/24/24	179,678	178,318
		3,742,994
Consumer staples (0.4%)
Brand Industrial Services, Inc. bank term loan
FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%,
6/21/24	583,190	568,044
IRB Holding Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 4.25%, 11/19/27	120,000	119,820
		687,864
Energy (0.3%)
ChampionX Holding, Inc. bank term loan FRN
Ser. B, (1 Month US LIBOR + 5.00%), 6.00%,
6/3/27	523,150	529,035
		529,035
Financials (0.1%)
HUB International, Ltd. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 5.00%,
4/25/25	183,150	183,397
		183,397
Health care (0.7%)
Global Medical Response, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 4.75%), 5.75%, 10/2/25	665,000	660,013
Ortho-Clinical Diagnostics, Inc. bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%),
3.398%, 6/30/25	441,199	434,345
Quorum Health Corp. bank term loan FRN (BBA LIBOR
USD 3 Month + 8.25%), 9.25%, 4/29/25	160,000	157,200
		1,251,558
Technology (1.0%)
Arches Buyer, Inc. bank term loan FRN (1 Month US
LIBOR + 4.00%), 4.50%, 11/24/27	470,000	469,664
Epicor Software Corp. bank term loan FRN (1 Month
US LIBOR + 7.75%), 8.75%, 7/30/28	170,000	176,588
Epicor Software Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.25%), 5.25%, 7/30/27	274,313	275,684
Greeneden US Holdings II, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 4.00%), 4.75%, 10/8/27	255,000	255,239
Rackspace Hosting, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 3.00%), 4.00%, 11/3/23	91,603	91,412

SENIOR LOANS (6.5%)* [c] cont.		Principal amount		Value

Technology cont.
Star Merger Sub, Inc. bank term loan FRN Ser. B,
(1 Month US LIBOR + 3.75%), 3.898%, 2/8/26			$143,913	$143,769
Ultimate Software Group, Inc. (The) bank term
loan FRN (BBA LIBOR USD 3 Month + 6.75%), 7.50%,
5/3/27			115,000	118,019
Ultimate Software Group, Inc. (The) bank term
loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%,
5/3/26			349,125	350,740
				1,881,115
Total senior loans (cost $11,582,775)				$11,613,121

COMMON STOCKS (1.0%)*			Shares	Value
Advanz Pharma Corp., Ltd. (Canada) †			1,941	$8,560
Altice USA, Inc. Class A †			9,565	362,227
CHC Group, LLC (Units) (Cayman Islands) †			16,587	299
Clear Channel Outdoor Holdings, Inc. †			30,412	50,180
Crown Castle International Corp. R			2,052	326,658
iHeartMedia, Inc. Class A †			12,745	165,430
MWO Holdings, LLC (Units) F			281	717
Oasis Petroleum, Inc. †			5,273	195,417
PPL Corp.			9,410	265,362
Sirius XM Holdings, Inc.			45,040	286,905
Tervita Corp. (Canada) †			748	1,704
Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. (Rights)			36,615	36,615
Tribune Media Co. Class 1C			93,841	9,384
Total common stocks (cost $2,655,783)				$1,709,458

CONVERTIBLE BONDS AND NOTES (0.8%)*		Principal amount		Value
DISH Network Corp. cv. sr. unsec. notes 3.375%,
8/15/26			$403,000	$384,152
Microchip Technology, Inc. cv. sr. unsec.
sub. notes 1.625%, 2/15/27			195,000	394,408
ON Semiconductor Corp. cv. company
guaranty sr. unsec. unsub. notes 1.625%,
10/15/23			185,000	309,965
Splunk, Inc. cv. sr. unsec. notes 1.125%, 9/15/25			125,000	169,246
Splunk, Inc. 144A cv. sr. unsec. notes 1.125%,
6/15/27			131,000	136,155
Total convertible bonds and notes (cost $1,129,350)				$1,393,926

CONVERTIBLE PREFERRED STOCKS (1.0%)*			Shares	Value
Broadcom, Inc. 8.00% cv. pfd.			240	$341,393
Danaher Corp. 4.75% cv. pfd.			235	354,573
KKR & Co., Inc. $3.00 cv. pfd.			5,249	303,655
PG&E Corp. $5.50 cv. pfd.			2,870	352,551
T-Mobile US, Inc. 144A 5.25% cv. pfd. †			353	423,131
Total convertible preferred stocks (cost $1,541,694)				$1,775,303

	Expiration
WARRANTS (0.0%)* †	date	Strike price	Warrants	Value
iHeartMedia, Inc.
Class A	5/1/39	$16.75	189	$2,431
Stearns Holdings,
LLC Class B F	11/5/39	0.01	39,447	39,447
Total warrants (cost $43,654)				$41,878

Putnam VT High Yield Fund	15

SHORT-TERM INVESTMENTS (3.2%)*	Shares	Value
Putnam Short Term Investment Fund Class P 0.17% L	5,665,586	$5,665,586
Total short-term investments (cost $5,665,586)		$5,665,586

Total investments (cost $170,549,632)		$178,352,356

Key to holding’s abbreviations

DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
REGS	Securities sold under Regulation S may not be offered, sold or deliv-
ered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2020 through December 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $179,384,857.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $10,096 to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $891,757)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	3/17/21	$401,842	$399,977	$(1,865)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	1/20/21	148,570	142,627	(5,943)
Morgan Stanley & Co. International PLC
	British Pound	Buy	3/17/21	233,811	226,093	7,718
UBS AG
	British Pound	Sell	3/17/21	124,909	123,060	(1,849)
Unrealized appreciation						7,718
Unrealized (depreciation)						(9,657)
Total						$(1,939)

* The exchange currency for all contracts listed is the United States Dollar.

16	Putnam VT High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Capital goods	$1,704	$—	$—
Communication services	688,885	—	—
Consumer cyclicals	502,515	9,384	—
Energy	195,417	299	717
Health care	8,560	—	—
Utilities and power	265,362	36,615	—
Total common stocks	1,662,443	46,298	717
Convertible bonds and notes	—	1,393,926	—
Convertible preferred stocks	693,944	1,081,359	—
Corporate bonds and notes	—	156,152,461	623
Senior loans	—	11,613,121	—
Warrants	2,431	—	39,447
Short-term investments	5,665,586	—	—
Totals by level	$8,024,404	$170,287,165	$40,787

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,939)	$—
Totals by level	$—	$(1,939)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund	17

Statement of assets and liabilities
12/31/20

Assets
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $164,884,046)	$172,686,770
Affiliated issuers (identified cost $5,665,586) (Notes 1 and 5)	5,665,586
Cash	136,503
Foreign currency (cost $405,196) (Note 1)	405,530
Dividends, interest and other receivables	2,296,623
Receivable for shares of the fund sold	173,580
Receivable for investments sold	12,341
Unrealized appreciation on forward currency contracts (Note 1)	7,718
Total assets	181,384,651

Liabilities
Payable for investments purchased	896,871
Payable for purchases of delayed delivery securities (Note 1)	568,731
Payable for shares of the fund repurchased	137,427
Payable for compensation of Manager (Note 2)	83,945
Payable for custodian fees (Note 2)	17,723
Payable for investor servicing fees (Note 2)	20,646
Payable for Trustee compensation and expenses (Note 2)	161,825
Payable for administrative services (Note 2)	1,998
Payable for distribution fees (Note 2)	11,243
Unrealized depreciation on forward currency contracts (Note 1)	9,657
Other accrued expenses	89,728
Total liabilities	1,999,794

Net assets	$179,384,857

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$180,469,765
Total distributable earnings (Note 1)	(1,084,908)
Total — Representing net assets applicable to capital shares outstanding	$179,384,857

Computation of net asset value Class IA
Net assets	$125,959,249
Number of shares outstanding	19,990,969
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.30

Computation of net asset value Class IB
Net assets	$53,425,608
Number of shares outstanding	8,569,794
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.23

The accompanying notes are an integral part of these financial statements.

18	Putnam VT High Yield Fund

Statement of operations
Year ended 12/31/20

Investment income
Interest (including interest income of $28,308 from investments in affiliated issuers) (Note 5)	$9,598,804
Dividends	112,083
Total investment income	9,710,887

Expenses
Compensation of Manager (Note 2)	951,191
Investor servicing fees (Note 2)	119,421
Custodian fees (Note 2)	17,902
Trustee compensation and expenses (Note 2)	7,992
Distribution fees (Note 2)	121,246
Administrative services (Note 2)	4,903
Auditing and tax fees	67,969
Other	61,163
Total expenses	1,351,787
Expense reduction (Note 2)	(1,145)
Net expenses	1,350,642

Net investment income	8,360,245

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(1,943,129)
Foreign currency transactions (Note 1)	4,041
Forward currency contracts (Note 1)	(33,425)
Swap contracts (Note 1)	119,703
Total net realized loss	(1,852,810)

Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	3,123,171
Assets and liabilities in foreign currencies	(111)
Forward currency contracts	7,411
Total change in net unrealized appreciation	3,130,471

Net gain on investments	1,277,661

Net increase in net assets resulting from operations	9,637,906

Statement of changes in net assets

	Year ended	Year ended
	12/31/20	12/31/19
Increase (decrease) in net assets
Operations:
Net investment income	$8,360,245	$9,599,433
Net realized loss on investments and foreign currency transactions	(1,852,810)	(3,762,372)
Change in net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,130,471	19,032,877
Net increase in net assets resulting from operations	9,637,906	24,869,938
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(7,165,298)	(8,191,664)
Class IB	(2,397,325)	(2,965,380)
Decrease from capital share transactions (Note 4)	(6,750,184)	(3,158,999)
Total increase (decrease) in net assets	(6,674,901)	10,553,895
Net assets:
Beginning of year	186,059,758	175,505,863
End of year	$179,384,857	$186,059,758

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund	19

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/20	$6.39	.30	(.03)[f]	.27	(.36)	(.36)	$6.30	5.50	$125,959.72		4.98	48
12/31/19	5.94	.33	.51	.84	(.39)	(.39)	6.39	14.55	131,799.73		5.29	37
12/31/18	6.55	.35	(.57)	(.22)	(.39)	(.39)	5.94	(3.59)	129,535.72		5.58	31
12/31/17	6.50	.35	.10	.45	(.40)	(.40)	6.55	7.22	160,526.72		5.48	43
12/31/16	6.02	.35	.54	.89	(.41)	(.41)	6.50	15.66	175,839	.72[e]	5.68[e]	48
Class IB
12/31/20	$6.32	.28	(.03)[f]	.25	(.34)	(.34)	$6.23	5.21	$53,426.97		4.71	48
12/31/19	5.87	.31	.51	.82	(.37)	(.37)	6.32	14.40	54,261.98		5.04	37
12/31/18	6.49	.33	(.58)	(.25)	(.37)	(.37)	5.87	(4.07)	45,971.97		5.33	31
12/31/17	6.44	.33	.10	.43	(.38)	(.38)	6.49	6.98	59,038.97		5.23	43
12/31/16	5.96	.33	.55	.88	(.40)	(.40)	6.44	15.55	73,141	.97[e]	5.39[e]	48

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

f The Net realized and unrealized gain (loss) on investments shown for the period noted may not correspond with the amounts shown on the Statement of changes in net assets as a result of timing of share activity.

The accompanying notes are an integral part of these financial statements.

20	Putnam VT High Yield Fund

Notes to financial statements 12/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2020 through December 31, 2020.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from

Putnam VT High Yield Fund	21

foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk, for gaining exposure to specific sectors and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $9,657 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to

22	Putnam VT High Yield Fund

October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,224,351	$15,324,646	$16,548,997

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $31,694 to increase undistributed net investment income and $31,694 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,687,959
Unrealized depreciation	(2,927,613)
Net unrealized appreciation	7,760,346
Undistributed ordinary income	7,995,846
Capital loss carryforward	(16,548,997)
Cost for federal income tax purposes	$170,590,071

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 31.0% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.558% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$85,425
Class IB	33,996
Total	$119,421

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,145 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $115, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and

Putnam VT High Yield Fund	23

retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities
(Long-term)	$77,855,235	$78,079,322
U.S. government securities
(Long-term)	—	—
Total	$77,855,235	$78,079,322

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/20		Year ended 12/31/19		Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,643,764	$9,680,791	1,051,165	$6,496,457	8,523,971	$49,252,663	5,319,398	$32,570,099
Shares issued in connection with
reinvestment of distributions	1,391,320	7,165,298	1,372,138	8,191,664	470,064	2,397,325	500,909	2,965,380
	3,035,084	16,846,089	2,423,303	14,688,121	8,994,035	51,649,988	5,820,307	35,535,479
Shares repurchased	(3,657,616)	(21,848,992)	(3,627,975)	(22,395,152)	(9,003,700)	(53,397,269)	(5,066,110)	(30,987,447)
Net increase (decrease)	(622,532)	$(5,002,903)	(1,204,672)	$(7,707,031)	(9,665)	$(1,747,281)	754,197	$4,548,032

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value
Name of affiliate	12/31/19	Purchase cost	Sale proceeds	Investment income	as of 12/31/20
Short-term investments
Putnam Short Term Investment Fund*	$7,253,537	$88,534,871	$90,122,822	$28,308	$5,665,586
Total Short-term investments	$7,253,537	$88,534,871	$90,122,822	$28,308	$5,665,586

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

24	Putnam VT High Yield Fund

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$690,000
Centrally cleared credit default contracts (notional)	$—*
Warrants (number of warrants)	37,000

*For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$7,718	Payables	$9,657
Equity contracts	Investments	41,878	Payables	—
Total		$49,596		$9,657

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Swaps	Total
Credit contracts	$—	$119,703	$119,703
Foreign exchange contracts	(33,425)	—	(33,425)
Total	$(33,425)	$119,703	$86,278

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total
Foreign exchange contracts	$—	$7,411	$7,411
Equity contracts	(475)	—	(475)
Total	$(475)	$7,411	$6,936

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		JPMorgan Chase	Morgan Stanley & Co.
	Bank of America N.A.	Bank N.A.	International PLC	UBS AG	Total
Assets:
Forward currency contracts#	$—	$—	$7,718	$—	$7,718
Total Assets	$—	$—	$7,718	$—	$7,718
Liabilities:
Forward currency contracts#	1,865	5,943	—	1,849	9,657
Total Liabilities	$1,865	$5,943	$—	$1,849	$9,657
Total Financial and Derivative Net Assets	$(1,865)	$(5,943)	$7,718	$(1,849)	$(1,939)
Total collateral received (pledged)†##	$—	$—	$—	$—
Net amount	$(1,865)	$(5,943)	$7,718	$(1,849)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Putnam VT High Yield Fund	25

Note 10 — New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) ASU 2020–04, Reference Rate Reform (Topic 848)  — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

The fund designated 1.04% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

26	Putnam VT High Yield Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Putnam VT High Yield Fund	27

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2020, there were 97 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President and Chief Legal Officer	Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk, and
Since 2011	Since 2010	Assistant Treasurer
General Counsel, Putnam Investments, Putnam		Since 2004
Management, and Putnam Retail Management	Jonathan S. Horwitz (Born 1955)
	Executive Vice President, Principal Executive	Janet C. Smith (Born 1965)
James F. Clark (Born 1974)	Officer, and Compliance Liaison	Vice President, Principal Financial
Vice President and Chief Compliance Officer	Since 2004	Officer, Principal Accounting Officer, and
Since 2016		Assistant Treasurer
Chief Compliance Officer and Chief Risk Officer,	Richard T. Kircher (Born 1962)	Since 2007
Putnam Investments and Chief Compliance	Vice President and BSA Compliance Officer	Head of Fund Administration Services, Putnam
Officer, Putnam Management	Since 2019	Investments and Putnam Management
Assistant Director, Operational Compliance,
Nancy E. Florek (Born 1957)	Putnam Investments and Putnam	Mark C. Trenchard (Born 1962)
Vice President, Director of Proxy Voting and	Retail Management	Vice President
Corporate Governance, Assistant Clerk, and		Since 2002
Assistant Treasurer	Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Since 2000	Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

28	Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisor	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam, III
Robert L. Reynolds
Marketing Services	Legal Counsel	Manoj P. Singh
Putnam Retail Management	Ropes & Gray LLP	Mona K. Sutphen
100 Federal Street
Boston, MA 02110	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund	29

This report has been prepared for the shareholders
of Putnam VT High Yield Fund.	VTAN034 324336 2/21

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2020	$61,548	$ —	$6,494	$ —
December 31, 2019	$69,383	$ —	$8,330	$ —

For the fiscal years ended December 31, 2020 and December 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $620,188 and $166,006 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2020	$ —	$613,694	$ —	$ —
December 31, 2019	$ —	$157,575	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 26, 2021